UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4889

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 to March 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2006

To our Shareholders:

On March 31, 2006, the net asset value per share of the Fund was $17.35. During the six-month period ended March 31, 2006, total return at net asset value of your Fund was 4.01%. During the most recent quarter ended March 31, 2006, total return at net asset value of your Fund was 11.14%. The total investment return at market was 10.73% during the six-month period ended March 31, 2006 and was 11.29% during the quarter ended March 31, 2006. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/06	Six Months Ended 3/31/06
Investment Return at market	+11.29%	+10.73%
Net Asset Value	+11.14%	+ 4.01%
NASDAQ Biotech Index (NBI)	+ 6.44%	+ 7.18%
S&P 500 Index	+ 4.21%	+ 6.38%

In the most recent quarter ended March 31, 2006, the investment return at market value and net asset value (NAV) of your Fund each returned more than 11%, outperforming the NASDAQ Biotech Index (NBI) and the S&P 500 Index (S&P) for the period. In that same period, the NBI outperformed the S&P. However, for the six-month period ending 3/31/06, only the investment return at market outperformed these indexes. The NAV underperformed these benchmark indexes.

In the approximately six weeks since the end of March, the S&P index has been flat to slightly down, while the Fund and the NBI have exhibited a somewhat larger retreat. We think that this trend evidences some profit taking in biotechnology as well as some market rotation out of smaller capitalization healthcare investments into other non-healthcare sectors as well some movement into large pharma. We also think that these trends have been exacerbated by macroeconomic factors (e.g., inflation fears resulting from increased energy and hard commodity pricing, Federal Reserve actions, etc.) as well as by some momentum buying as the largest cap segments of the market (e.g., the Dow Jones Industrial Average) approached multi-year highs. Certain regulatory events have also been an impediment to advancement of the group. For example, CMS' initial proposal regarding re-setting of reimbursement for medical products was not well received by the marketplace. We expect that final negotiations to be played out over time will moderate the impact of any proposal adopted by CMS, but the initial proposal provided for significant reductions in Medicare reimbursement rates for a number of important products.

In the first half of calendar year 2005, a number of events in biotechnology sectors were well received by investors and, in our view, helped move the sector upward. Examples included positive results for Genzyme's Renagel product and for Genetech's Herceptin and Lucentis products. Also, Teva Pharmaceuticals obtained approval for generic versions of several prominent drugs, Amylin successfully launched a new drug, Byetta, for use in diabetes and Myogen demonstrated successful clinical data for a new heart failure drug. In aggregate, we believe that these and other events had a beneficial effect on the sector. More recently there have been several program or product developments that we believe have had a negative impact on the sector. These include delays in key programs at Dov Pharmaceuticals and Encysive Pharmaceuticals, as well as failure of a clinical trial at Rigel Pharmaceuticals. We believe that these events, in combination with other events and macroeconomic factors have had a negative short term effect on the NBI and the sector generally. While we are not happy about these developments, we think that the biotech sector is approaching an oversold situation which may well present a buying opportunity for us in the not too distant future.

In the broader healthcare sectors, several trends have emerged of late. It appears that after multi-year stock price advancement, the Payer (i.e., HMO) and Provider (i.e., Hospital) sub-sectors of the Healthcare Market have slowed or even re-traced some gains of late. In addition, a number of the largest and probably best biotech companies, such as Genzyme, Gilead, Genentech and Amgen, have also retreated a bit after significant advancement in calendar year 2005. This recent price action may also produce a buying opportunity in the not too distant future.

During the six-month period ended March 31, 2006, within the public portfolio, the Fund established positions in several companies, including Amgen, Inc., SGX Pharmaceuticals, Inc., National Medical Health Card Systems, Inc., Idenix Pharmaceuticals, Inc., Myriad Genetics, Inc., and Point Therapeutics, Inc. During the same six-month period, the Fund exited its positions in Connetics Corporation, Applera Corporation – Celera Genomics Group, Dyax Corporation, Nuvelo, Inc., Protein Design Labs, Inc., and IVAX Corporation.

Within the venture and other restricted securities portfolio, the Fund made follow on investments in Xanthus Life Sciences, Inc. The Fund also increased its investment in Ceres, Inc. by participating in a cashless exercise of warrants. The Fund established positions in Akorn, Inc., Aveta, Inc., Cougar Biotechnology Inc., Matritech, Inc. and Medwave, Inc.

Please note that HQL's Board of Trustees has approved the undertaking of a Rights Offering for Fund investors. This process is in progress and is expected to be completed in June or July. As always, if you have any questions or comments regarding the Rights Offering or the Fund in general, please call me at 617-772-8500. I would be happy to speak with you.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2006

% of Net Assets
Conor Medsystems, Inc.	4.53%
Gilead Sciences, Inc.	3.80%
Concentric Medical, Inc.	2.95%
Cubist Pharmaceuticals, Inc.	2.82%
Genzyme Corp.	2.78%
Theravance, Inc.	2.38%
Lexicon Genetics Inc.	2.34%
IDEXX Laboratories, Inc.	2.17%
Impax Laboratories, Inc.	1.87%
Align Technology Inc.	1.83%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of March 31, 2006

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(Unaudited)

SHARES	CONVERTIBLE SECURITIES - 16.1% of Net Assets Convertible Preferred (Restricted) - 15.1%	VALUE
	Drug Discovery Technologies - 1.7%
1,587,302	Agilix Corporation Series B (a) (b)	$380,952
250,000	Ceres, Inc. Series C (a)	1,500,000
21,462	Ceres, Inc. Series C-1 (a)	128,772
175,540	Ceres, Inc. Series D (a)	1,053,240
455,203	Cougar Biotechnology Inc. Series A (a)	787,501
932,488	Galileo Pharmaceuticals, Inc. Series F-1 (a)	93
200,000	Zyomyx, Inc. Series A New (a)	20,000
200	Zyomyx, Inc. Series B New (a)	20
	Emerging Biopharmaceuticals - 4.6%
744,921	Agensys, Inc. Series C (a)	2,200,201
1,724,138	Corus Pharma, Inc. Series C (a)	1,000,000
1,212,121	Raven biotechnologies, Inc. Series B (a)	1,006,060
1,872,772	Raven biotechnologies, Inc. Series C (a)	1,554,401
2,722,014	Raven biotechnologies, Inc. Series D (a)	800,000
1,415,385	TargeGen, Inc. Series C (a)	1,840,001
30,920	Therion Biologics Corporation Series A (a)	37,722
160,000	Therion Biologics Corporation Series B (a)	195,200
271,808	Therion Biologics Corporation Series C (a) (c)	331,606
22,224	Therion Biologics Corporation Series C-2 (a) (c)	27,113
28,991	Therion Biologics Corporation Sinking Fund (a)	290
1,645,000	Xanthus Life Sciences, Inc. Series B (a)	1,645,000
	Healthcare Services - 3.3%
1,051,429	CardioNet, Inc. Series C (a)	3,680,001
322,168	CytoLogix Corporation Series A (a) (b)	265,789
151,420	CytoLogix Corporation Series B (a) (b) (c)	124,922
3,589,744	PHT Corporation Series D (a) (b)	2,800,000
802,996	PHT Corporation Series E (a) (b)	626,337
	Medical Devices and Diagnostics - 5.5%
3,235,293	Concentric Medical, Inc. Series B (a) (b)	4,529,410
1,162,790	Concentric Medical, Inc. Series C (a) (b)	1,627,906
455,333	Concentric Medical, Inc. Series D (a) (b)	637,466
177,778	EPR, Inc. Series A (a)	1,778
2,446,016	Labcyte, Inc. Series C (a)	1,280,000
130,000	Masimo Corporation Series D	1,430,000
1,088,436	OmniSonics Medical Technologies, Inc. Series B (a)	1,454,151
1,031,992	OmniSonics Medical Technologies, Inc. Series C (a)	1,200,000
43,478	TherOx, Inc. Series H (a)	165,217
99,646	TherOx, Inc. Series I (a) (c)	384,733
		$34,715,882

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(unaudited)

(continued)

PRINCIPAL AMOUNT	Convertible Notes (Restricted) - 1.0%	VALUE
	Drug Discovery Technologies - 0.9%
$2,000,000	Matritech Inc., 15.00% due 2009 (c)	$2,000,000
	Healthcare Services - 0.1%
200,000	CardioNet, Inc. Cvt. Note, 8.00% due 2006 (c)	200,000
112,224	CytoLogix Corporation Cvt. Note, 6.75% (b) (d)	112,224
		$2,312,224
	TOTAL CONVERTIBLE SECURITIES (Cost $44,781,381)	$37,028,106
SHARES	COMMON STOCKS - 80.5%
	Biopharmaceuticals - 25.5%
311,111	Akorn, Inc. (Restricted) (a) (c)	$1,285,200
201,250	Alexza Pharmaceuticals, Inc. (a)	1,962,187
52,500	Amgen, Inc. (a)	3,819,375
468,500	Bioenvision, Inc. (a)	3,340,405
534,805	Critical Therapeutics, Inc. (a)	2,722,157
282,253	Cubist Pharmaceuticals, Inc. (a)	6,483,351
28,200	Curis, Inc. (a)	67,116
269,341	Encysive Pharmaceuticals Inc. (a)	1,317,077
26,500	Genentech, Inc. (a)	2,239,515
95,107	Genzyme Corporation (a)	6,393,093
140,675	Gilead Sciences, Inc. (a)	8,752,798
217,825	Idenix Pharmaceuticals Inc. (a)	2,955,885
132,797	Inhibitex Inc. (a)	964,106
400,950	Insmed Inc. (a)	781,853
540,559	Inspire Pharmaceuticals, Inc. (a)	2,827,124
93,810	MedImmune, Inc. (a)	3,431,570
94,540	Myriad Genetics Inc. (a)	2,466,549
670,000	Point Therapeutics, Inc. (a)	2,318,200
378,480	SGX Pharmaceuticals, Inc. (a)	3,603,130
263,751	Vivus, Inc. (a)	878,291
		58,608,982
	Drug Delivery - 2.9%
526,855	DepoMed, Inc. (a)	3,440,363
141,710	Noven Pharmaceuticals, Inc. (a)	2,552,197
29,594	Penwest Pharmaceuticals Co. (a)	641,894
		6,634,454
	Drug Discovery Technologies - 5.5%
46,560	Avalon Pharmaceuticals, Inc. (a)	235,128
138,288	Avalon Pharmaceuticals, Inc. (Restricted) (a)	663,437
50,578	Cougar Biotechnology Inc. (Restricted) (a)	87,500

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(unaudited)

(continued)

SHARES	Drug Discovery Technologies - continued	VALUE
436,232	deCODE Genetics, Inc. (a)	$3,782,131
531,700	Pharmacopeia Drug Discovery, Inc. (a)	3,152,981
120,737	Senomyx, Inc. (a)	1,987,331
128,050	ZymoGenetics, Inc. (a)	2,768,441
200,000	Zyomyx, Inc. (Restricted) (a)	2,000
		12,678,949
	Emerging Biopharmaceuticals - 22.2%
213,170	ACADIA Pharmaceuticals, Inc. (a)	3,406,456
427,604	Ariad Pharmaceuticals, Inc. (a)	2,813,634
243,828	Barrier Therapeutics, Inc. (a)	2,360,255
368,929	Cytokinetics, Inc. (a)	2,689,492
45,570	DOV Pharmaceutical, Inc. (a)	728,209
588,800	Epix Pharmaceuticals, Inc. (a)	2,060,800
319,380	Exelixis, Inc. (a)	3,835,754
456,549	Kosan Biosciences, Inc. (a)	2,689,074
970,000	Lexicon Genetics, Inc. (a)	5,373,800
31,059	Momenta Pharmaceuticals, Inc. (a)	610,620
41,707	Myogen, Inc. (a)	1,511,045
51,080	Myogen, Inc. warrants (a)	1,452,204
322,410	Neurogen Corporation (a)	1,995,718
158,337	Nitromed, Inc. (a)	1,330,031
153,300	Rigel Pharmaceuticals, Inc. (a)	1,761,417
595,700	Sangamo BioSciences, Inc. (a)	3,544,415
455,320	Seattle Genetics, Inc. (a)	2,349,451
296,924	Sirna Therapeutics, Inc. (a)	2,001,268
28,604	Telik, Inc. (a)	553,773
375,384	Tercica, Inc. (a)	2,515,073
194,916	Theravance, Inc. (a)	5,465,445
146,982	Therion Biologics Corporation (Restricted) (a)	1,470
		51,049,404
	Generic Pharmaceuticals - 5.0%
305,100	Caraco Pharmaceutical Laboratories, Ltd. (a)	3,966,300
429,582	Impax Laboratories, Inc. (a)	4,291,524
76,608	Teva Pharmaceutical Industries, Ltd. ADR	3,154,717
		11,412,541
	Healthcare Services - 3.7%
148,148	Aveta, Inc. (Restricted) (a)	1,999,998
17,416	DakoCytomation, Inc. (Restricted) (e)	181,301
204,805	Emageon, Inc. (a)	3,479,637
106,500	National Medical Health Card Systems, Inc. (a)	2,982,000
204,139	Syntiro Healthcare Services (Restricted) (a)	204
		8,643,140

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

March 31, 2006

(unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - 15.7%	VALUE
99,720	Adeza Biomedical Corporation (a)	$2,107,084
87,850	Affymetrix, Inc. (a)	2,892,901
458,850	Align Technology, Inc. (a)	4,207,654
298,577	Conor Medsystems, Inc. (a)	8,778,164
58,800	Conor Medsystems, Inc. (Restricted) (a)	1,642,284
57,920	IDEXX Laboratories, Inc. (a)	5,001,971
130,000	Masimo Corporation (Restricted)	1,300
447,080	Medwave, Inc. (Restricted) (a) (c)	1,448,539
195,217	Orchid Cellmark, Inc. (a)	1,120,546
784,900	Orthovita, Inc. (a)	3,249,486
139,019	Songbird Hearing, Inc. (Restricted) (a)	1,390
927,713	Third Wave Technologies, Inc. (a)	2,903,742
382,583	VNUS Medical Technologies, Inc. (a)	2,903,805
		36,258,866
	TOTAL COMMON STOCKS (Cost $145,340,739)	$185,286,336
PRINCIPAL AMOUNT	REPURCHASE AGREEMENT - 0.1%
$128,000	State Street Bank and Trust Co. (collateralized by U.S. Treasury Bond 4.25%, 8/15/15, market value $133,854); 1.40% due 04/03/06 (Cost $128,000)	128,000
	SHORT-TERM INVESTMENT - 3.9%
9,000,000	General Electric Capital Corp.; 4.63% due 04/03/06 (Cost $8,997,685)	8,997,685
	TOTAL INVESTMENTS - 100.6% (Cost $199,247,805)	$231,440,127
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.6%)	(1,350,074)
	NET ASSETS - 100%	$230,090,053

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $11,105,006).

(c)  Including associated warrants.

(d)  Variable maturity.

(e)  Foreign Security.

ADR  American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2006

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $188,252,243; see Schedule of Investments)	$220,335,121
Investments in affiliated issuers, at value (identified cost $10,995,562; see Schedule of Investments)	11,105,006
Cash	973
Interest receivable	102,764
Receivable for investments sold	548,396
Prepaid expenses	37,208
Total assets	$232,129,468
LIABILITIES:
Payable for investments purchased	$1,653,882
Accrued advisory fee	240,181
Accrued audit fee	44,680
Accrued administration fee	5,200
Accrued legal fees	8,035
Accrued shareholder reporting fees	60,373
Accrued other	27,064
Total liabilities	$2,039,415
NET ASSETS	$230,090,053
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 13,262,472 shares issued and outstanding	$187,923,589
Accumulated net investment income	75,059
Accumulated net realized gain on investments	9,899,085
Net unrealized gain on investments	32,192,320
Total net assets (equivalent to $17.35 per share based on 13,262,472 shares outstanding)	$230,090,053

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2006

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $1,678)	$8,260
Special dividend	1,312,446
Interest income from non affiliated issuers	553,391
Interest income from affiliated issuers	3,788
Total investment income		$1,877,885
EXPENSES:
Advisory fees	$1,387,445
Trustees' fees and expenses	83,887
Accounting, administration and auditing fees	76,311
Shareholder reporting	51,688
Legal fees	47,320
Custodian fees	41,314
Transfer agent fees	27,300
Stock exchange listing fee	13,177
Other (see note (3))	74,370
Total expenses		1,802,812
Net investment income		$75,073
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments		$14,303,339
Decrease in net unrealized gain on investments		(6,035,540)
Net realized and unrealized gain on investments		$8,267,799
Net increase in net assets resulting from operations		$8,342,872

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2006 (Unaudited)	For the year ended September 30, 2005
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$75,073	($2,587,561)
Net realized gain on investments	14,303,339	26,035,268
Decrease/increase in net unrealized gain on investments	(6,035,540)	21,315,662
Net increase in net assets resulting from operations	$8,342,872	$44,763,369
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	($17,939,117)	($15,828,633)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (657,268 and 538,795 shares, respectively)	$10,394,972	$8,518,606
Net increase in net assets	$798,727	$37,453,342
NET ASSETS:
Beginning of period	229,291,326	191,837,984
End of period	$230,090,053	$229,291,326
ACCUMULATED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF THE PERIOD	$75,059	($14)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

For the Six Months Ended March 31, 2006

(Unaudited)

CASH FLOWS PROVIDED FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($58,577,431)
Net maturities of short-term investments	6,600,807
Sales of portfolio securities	59,998,463
Interest income received	13,868
Dividends received	1,320,706
Operating expenses paid	(1,832,590)
Net cash provided from operating activities	$7,523,823
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Cash distributions paid, net	($7,544,145)
Net cash used in financing activities	($7,544,145)
NET DECREASE IN CASH	($20,322)
CASH AT BEGINNING OF PERIOD	21,295
CASH AT END OF PERIOD	$973
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$8,342,872
Purchases of portfolio securities	(58,577,431)
Net maturities of short-term investments	6,600,807
Sales of portfolio securities	59,998,463
Accretion of discount	(476,255)
Net realized gain on investments	(14,303,339)
Decrease in net unrealized gain on investments	6,035,540
Increase in dividends and interest receivable	(67,056)
Decrease in accrued expenses	(41,947)
Decrease in prepaid expenses	12,169
Net cash provided from operating activities	$7,523,823

Noncash financing activities not included herein consist of reinvested distributions of $10,394,972.
Noncash operating activities not included herein consist of one conversion of restricted preferred stock with a cost of $2,005,767 to restricted common stock of the same issuer.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2006		For the year ended September 30,
	(Unaudited)		2005	2004	2003	2002 (1)	2001
Net asset value per share: Beginning of period	$18.19		$15.90	$16.68	$15.14	$23.09	$39.37
Net investment income (loss) (2)	$0.01	(3)	($0.21)	($0.26)	($0.21)	($0.26)	($0.22)
Net realized and unrealized gain (loss) on investments	0.56		3.79	0.86	3.55	(4.84)	(12.13)
Total increase (decrease) from investment operations	$0.57		$3.58	$0.60	$3.34	($5.09)	($12.36)
Capital gains distributions to shareholders	($1.41)		($1.29)	($1.38)	($1.80)	($2.86)	($3.92)
Net asset value per share: End of period	$17.35		$18.19	$15.90	$16.68	$15.14	$23.09
Per share market value: End of period	$17.11		$16.85	$16.20	$15.28	$11.79	$18.45
Total investment return at market value	10.73%		12.77%	15.52%	47.65%	(25.82%)	(29.07%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period	$230,090,053		$229,291,326	$191,837,984	$190,352,471	$157,585,450	$215,162,600
Ratio of operating expenses to average net assets	1.67	%*	1.74%	1.73%	1.74%	1.71%	1.58%
Ratio of net investment income/ (loss) to average net assets	0.07	%*(3)	(1.29%)	(1.56%)	(1.38%)	(1.25%)	(0.83%)
Portfolio turnover rate	27.97%		73.79%	34.93%	32.36%	17.36%	16.49%
Number of shares outstanding at end of period	13,262,472		12,605,204	12,066,409	11,412,475	10,409,622	9,318,998

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%). Per share data and ratios for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(2) Net investment income/(loss) per share has been computed using average shares outstanding.

(3) Includes a special dividend from an issuer in the amount of $0.10 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been (1.14%) annualized.

* Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(Unaudited)

(1)  Organization

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in securities of companies in the healthcare industries. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

Investment Securities & Investment Income

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available is valued at fair value as determined in good faith by the Trustees of the Fund. The value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of venture capital and other restricted security valuations, these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. See note 4 below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2006.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Securities Transactions

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2006 totaled $59,673,874 and $57,818,230 respectively.

At March 31, 2006, the total cost of securities for Federal income tax purposes was $199,247,805. The net unrealized gain for Federal income tax purposes on securities held by the Fund was $32,192,320 including gross unrealized gain of $61,780,901 and gross unrealized loss of $29,588,581.

(3)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management, LLC (the Adviser). Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Beginning July 1, 2006 the Fund will pay a monthly rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

As of February 2005, Daniel R. Omstead, Ph.D, Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of the team that makes investments on behalf of the Fund. These members also perform other duties, including making investment decisions on behalf of another closed-end investment Company, H&Q Healthcare Investors, which invests in the healthcare industries.

The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2006 these payments amounted to $29,694 and are included in the "other" category in the Statement of Operations, together with insurance expenses of $26,464 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $500 for each meeting attended.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies, all of which are venture capital companies, during the six months ended March 31, 2006 were as follows:

Issuer	Value on October 1, 2005	Purchases	Sales	Income	Value on March 31, 2006
Agilix Corporation	$380,952	$—	$—	$—	$380,952
Concentric Medical, Inc.	6,794,782	—	—	—	6,794,782
CytoLogix Corporation	502,935	—	—	3,788	502,935
PHT Corporation	3,426,337	—	—	—	3,426,337
	$11,105,006	$0	$0	$3,788	$11,105,006

(4)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently constitute 40% or less of net assets. The value of these securities represents 19% of the Fund's net assets at March 31, 2006.

During the year ended September 30, 2004, restricted securities from one issuer were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $456,340 at March 31, 2006 has been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2006, as determined by the Trustees of the Fund. With the exception of Conor Medsystems, Inc. Restricted common stock the Fund on its own does not have the right to demand that such securities be registered. Subject to certain conditions the Fund has the right to request registration of Conor Medsystems, Inc. Restricted common stock.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

Security (f)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/05	$2,204,684	$2.95	$2,200,201
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	2,009,507	0.24	380,952
Akorn, Inc.
Restricted Common	3/7/06	1,400,000	4.13	1,285,200
Avalon Pharmaceuticals, Inc.
Restricted Common	10/22/01-2/11/05	2,145,319	4.80	663,437
Aveta, Inc.
Restricted Common	12/21/05	1,999,998	13.50	1,999,998
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01-3/25/03	3,700,899	3.50	3,680,001
Convertible Note	8/15/05	200,000	1.00	200,000
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,000,875	6.00	1,500,000
Series C-1 Cvt. Pfd.	3/31/01	74,325	6.00	128,772
Series D Cvt. Pfd.	3/14/01	1,046,778	6.00	1,053,240
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02-1/24/03	2,219,473	1.40	4,529,410
Series C Cvt. Pfd.	12/19/03	999,999	1.40	1,627,906
Series D Cvt. Pfd.	9/30/05	638,511	1.40	637,466
Conor Medsystems, Inc.
Restricted Common	10/23/03-8/6/04	351,643	27.93	1,642,284
Corus Pharma, Inc.
Series C Cvt. Pfd.	4/8/04	2,001,540	0.58	1,000,000
Cougar Biotechnology Inc.
Series A Cvt. Pfd.	3/30/06	787,501	1.73	787,501
Restricted Common	3/30/06	87,500	1.73	87,500
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98-7/21/99	1,077,912	0.83	265,789
Series B Cvt. Pfd.	1/11/01	506,622	0.83	124,922
Convertible Note	5/29/02	112,224	1.00	112,224
Dako A/S
Restricted Common	6/14/04	734,913	10.41	181,301
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	800,331	0.01	1,778
Galileo Pharmaceuticals, Inc.
Series F-1 Cvt. Pfd.	8/18/00	2,001,929	0.00	93
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,282,337	0.52	1,280,000
Masimo Corporation
Series D Cvt. Pfd.	8/14/96	910,176	11.00	1,430,000
Restricted Common	3/31/98	0	0.01	1,300
Matritech, Inc.
Convertible Note	1/17/06	2,000,000	1.00	2,000,000
Medwave, Inc.
Restricted Common	2/21/06	1,224,999	3.24	1,448,539
Omnisonics Medical Technologies, Inc.
Series B Cvt. Pfd.	5/24/01	1,606,312	1.34	1,454,151
Series C Cvt. Pfd.	10/1/03	1,200,224	1.16	1,200,000
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03-12/17/03	627,472	0.78	626,337
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	2,001,150	0.83	1,006,060
Series C Cvt. Pfd.	11/26/02	1,554,400	0.83	1,554,401
Series D Cvt. Pfd.	6/23/05	803,610	0.29	800,000
Songbird Hearing, Inc.
Restricted Common	12/14/00	2,003,239	0.01	1,390
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2006

(continued)

Security (f)	Acquisition Date	Cost	Carrying Value per Unit	Value
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	$1,842,205	$1.30	$1,840,001
Therion Biologics Corporation
Series A Cvt. Pfd.	8/20/96-10/16/96	289,847	1.22	37,722
Series B Cvt. Pfd.	6/22/99	600,929	1.22	195,200
Series C Cvt. Pfd.	9/26/01-10/15/01	1,019,568	1.22	331,606
Series C-2 Cvt. Pfd.	8/13/03	40,003	1.22	27,113
Sinking Fund Cvt. Pfd.	10/18/94-4/3/96	582,505	0.01	290
Restricted Common	6/30/93	251,642	0.01	1,470
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,626	3.80	165,217
Series I Cvt. Pfd.	7/8/05	386,273	3.86	384,733
Xanthus Life Sciences, Inc.
Series B Cvt. Pfd.	12/5/03-3/23/06	1,645,880	1.00	1,645,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	2/19/99-1/12/04	199,800	0.10	20,000
Series B New Cvt. Pfd.	3/31/04	112	0.10	20
New Restricted Common	2/19/99-7/22/02	2,401,101	0.01	2,000
		$58,182,059		$44,342,729	(g)

(f)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

(g)  Represents 19% of the Fund's net assets as of March 31, 2006.

(5)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2005 through March 31, 2006 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Gain	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2005:	$177,528,617	($14)	$13,534,863	$38,227,860	$229,291,326
For the period from October 1, 2005 through March 31, 2006:
Net investment income		75,073			75,073
Net realized gains			14,303,339		14,303,339
Distributions			(17,939,117)		(17,939,117)
Value of shares issued in reinvestment of dividends	10,394,972				10,394,972
Decrease in net unrealized gain on investments				(6,035,540)	(6,035,540)
As of March 31, 2006:	$187,923,589	$75,059	$9,899,085	$32,192,320	$230,090,053

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

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H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Kathleen Eckert, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Henri A. Termeer

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

HQL-SAR-06

Item 2.                                   CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

No applicable to this semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.                        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.                        PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11.                      CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that may have materially affected or are reasonably likely to materially affect, the Registrant’s internal control.

ITEM 12.                      EXHIBITS

(a)(1)  Code of Ethics: Not applicable to this semi-annual filing.

(a)(2)  Certification: Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President
Date:	6/5/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen Eckert
Kathleen Eckert, Treasurer
Date:	6/5/06

By (Signature and Title)*

Date:

* Print the name and title of each signing officer under his or her signature.